OraLabs Holding Corp.
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
                   25,000,000 COMMON SHARES, $.001 PAR VALUE


                                                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                           CUSIP 684029   10   1


This Certifies That


is the owner of

        FULLY PAID AND NONASSESSABLE COMMON SHARES, $.001 PAR VALUE, OF

                             OraLabs Holding Corp.


transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

     Dated:



 /s/  Suzan M. Schlatter                       /s/  Gary H. Schlatter
      -----------------------------                 ----------------------------
      SUZAN M. SCHLETTER, SECRETARY                 GARY H. SCHLATTER, PRESIDENT


                               [ Corporate Seal ]


Countersigned:
Corporate Stock Transfer, Inc.
  370 - 17th Street, Suite 2350
  Denver, Colorado 80202

By:
   -----------------------------------------------
   Transfer Agent and Registrar Authorized Officer

                             OraLabs Holding Corp.
                         Corporate Stock Transfer, Inc.
                      Transfer Fee: $15.00 Per Certificate



--------------------------------------------------------------------------------


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT -       Custodian for
                                                       -----              ------
                                                      (Cust)             (Minor)
TEN ENT - as tenants by the entireties      under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of    Act of
          survivorship and not as tenants         ------------------------------
          in common                                       (State


    Additional abbreviations may also be used though not in the above list.

For value received                         hereby sell, assign and transfer unto
                  -------------------------

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE


                     ---------------------------------------
                Please print or type name and address of assignee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

of common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated                     19
     ---------------------   ----------


SIGNATURE GUARANTEED:                     X
                                            ------------------------------------

                                          X
                                            ------------------------------------


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S)) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.